SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): November 5, 2003

                             SOMERSET HILLS BANCORP
             (Exact name of registrant as specified in its charter)






New Jersey                             000-50055                22-3768777
(State or other jurisdiction         (Commission              (IRS Employer
 of incorporation)                   File Number)            Identification No.)


151 Morristown Road                                               07924
Bernardsville, New Jersey                                      (Zip Code)
(Address of principal executive
 offices)

                                 (908) 221-0100
              (Registrant's telephone number, including area code)

Item 7. Financial Statements and Exhibits

(a)      (a)     None.
(b)      (b)     None.
(c)      (c)     Exhibits:

Exhibit 99.01:  Press Release dated November 5, 2003

Item  12, Results of Operations and Financial Condition

The Registrant released its third quarter 2003 results on November 5, 2003. A copy of that release is filed as Exhibit 99.



                                    SIGNATURE
                                    ---------


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           SOMERSET HILLS BANCORP
                                           ----------------------


Date: November 5, 2003                     By: /s/Stewart E. McClure, Jr.
----------------------                         ---------------------------------
                                               Stewart E. McClure, Jr.
                                           President, Chief Executive Officer
                                           and Chief Operating Officer



                                  EXHIBIT INDEX

Exhibit           Description

99.01:     Press Release Entitled: Somerset Hills Bancorp Reports Record Profits
        for 3rd Quarter 2003